UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 1, 2019

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

(Exact name of registrant as specified in its charter)

Maryland	814-00821	27-2614444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4920 New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 588-6770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 1, 2019, Franklin Resources, Inc. and Templeton International, Inc. (collectively, “Franklin Templeton”) completed their acquisition (the “Transaction”) of Benefit Street Partners L.L.C. (“BSP”), including BSP’s 100% ownership interest in BDCA Adviser, LLC (the “Adviser”). Simultaneously with the consummation of the Transaction, Business Development Corporation of America (the “Corporation”) and the Adviser entered into a new investment advisory and management services agreement (the “New Agreement”), which had been approved by the Corporation’s stockholders at a special meeting held on January 11, 2019. The terms of the New Agreement are substantially similar to the prior investment advisory and management services agreement, dated as of November 1, 2016, between the Corporation and the Adviser (the “Prior Agreement”).

Additional information regarding the other material relationships between the Corporation and the Adviser is set forth in “Part I-Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations-Related Party Transactions and Agreements” in the Corporation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2018, and incorporated herein by reference.

A more detailed description of the terms of the New Agreement was previously reported on the Corporation’s Definitive Proxy Statement filed with the SEC on November 5, 2018. A copy of the New Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 hereto, and incorporated herein by reference. The description of the New Agreement contained in this Form 8-K is qualified in its entirety by reference to the foregoing.

Item 1.02. Termination of a Material Definitive Agreement.

The consummation of the Transaction resulted in a change in control of the Adviser, and as a result, an assignment and immediate termination of the Prior Agreement under the Investment Company Act of 1940, as amended. No termination penalties were incurred by the Corporation in connection with the termination of the Prior Agreement. The description of the Transaction and the Prior Agreement set forth in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Investment Advisory and Management Services Agreement, dated as of February 1, 2019, between the Corporation and the Adviser.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA
Date: February 1, 2019	By:	/s/ Richard J. Byrne
Name: Richard J. Byrne Title: Chief Executive Officer, President and Chairman of the Board of Directors